Exhibit 99.1

                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rivoli BanCorp, Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2003 as filed with the Securities Exchange Commission on or about the date hereof (the "Report"), the undersigned, J. Patrick McGoldrick, President and Chief Executive Officer of the Company, and Geraldine R. Bolen, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/  J. Patrick McGoldrick
     ---------------------------------------
     J. Patrick McGoldrick
     President and Chief Executive Officer
     May 14, 2003


     /s/  Geraldine R. Bolen
     ---------------------------------------
     Geraldine R. Bolen
     Chief Financial Officer
     May 14, 2003